SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.  )

Filed by the Registrant  X
Filed by a Party other than the Registrant ___

Check the appropriate box

___ Preliminary Proxy Statement
_X_ Definitive Proxy Statement
___ Definitive Additional Materials
___ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Perini Corporation
                (Name of Registrant as Specified In Its Charter)

                                 Barry R. Blake
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

_X_ $125 per Exchange Zct Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
___ $500 per each party to the controversy pursuant to Echange Act Rule
    14a-6(i)(3).
___ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies.

______________________________________________________________________________
2)  Aggregate number of securities to which transaction applies.

______________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

______________________________________________________________________________
4)  Proposed maximum aggregare value of transaction:

______________________________________________________________________________

___ Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and indentify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _______________________________________________
    2) Form, Schedule or Registration No. ____________________________________
    3) Filing Party: _________________________________________________________
    4) Date filed: ___________________________________________________________

____________________
* Set forthe the amount of which the filing fee is calculated and state how it was determined.


                               Perini Corporation
                               73 Mt. Wayte Avenue
                         Framingham, Massachusetts 01701

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 1996

TO THE STOCKHOLDERS OF PERINI CORPORATION:

         NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of PERINI CORPORATION will be held at State Street Bank and Trust Company, Enterprise Room, 5th Floor, 225 Franklin Street, Boston, Massachusetts, on Thursday, May 16, 1996, at 10:00 a.m., for the following purposes:

     A. To elect three Class III Directors, to hold office for a three-year term, expiring in 1999 and until their successors are chosen and qualified.

     B.   To  consider  and  ratify  the  selection  of  Arthur   Andersen  LLP,
          independent public accountants, as auditors for the fiscal year ending December 31, 1996.

     C. If presented at the meeting, to consider and act upon Stockholder Proposal No. 1 concerning declassification of the Board of Directors.

     D. If presented at the meeting, to consider and act upon Stockholder Proposal No. 2 concerning Directors' compensation.

     E. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on March 26, 1996, as the record date for the determination of the stockholders entitled to vote at the meeting.

         Stockholders who do not expect to attend in person and who wish their stock to be voted are urged to fill in, sign, date and return the accompanying form of proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States.



                       By order of the Board of Directors,
                       Richard E. Burnham
                       Secretary






April 10, 1996

         The Annual Report of the Company, including financial statements for the year 1995, is being sent to stockholders concurrently with this Notice.

                               Perini Corporation
                               73 Mt. Wayte Avenue
                         Framingham, Massachusetts 01701

                                 PROXY STATEMENT

                       ANNUAL MEETING OF THE STOCKHOLDERS
                              OF PERINI CORPORATION

         This statement is furnished in connection with the solicitation of proxies by the Board of Directors of PERINI CORPORATION (hereinafter called the "Company") to be used at the annual meeting of the stockholders of the Company to be held at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, on Thursday, May 16, 1996, at 10:00 a.m., and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. If the accompanying form of proxy is executed and returned, it may nevertheless be revoked at any time insofar as it has not been exercised either by notice to the Secretary of the Company, the subsequent execution of another Proxy, or by voting in person at the meeting. It is anticipated that the Proxy Statement and the enclosed Proxy will be mailed to the stockholders of record on or about April 10, 1996.

         As of March 26, 1996, the Company had outstanding 4,723,754 shares of common stock. Each share is entitled to one vote. Holders of the Company's $2.125 Depositary Convertible Exchangeable Preferred Shares (which represents 1/10 share of $21.25 Convertible Exchangeable Preferred Stock) are not entitled to notice of or to vote on any matters scheduled to come before the meeting.

         The Board of Directors has fixed the close of business on March 26, 1996, as the record date for the determination of the stockholders entitled to vote at the meeting.

STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

         Any proposal of a stockholder intended to be presented at the Company's 1997 Annual Meeting of Stockholders must be received by the Company for inclusion in the proxy statement and form of proxy for that meeting no later than December 11, 1996. In addition, stockholder proposals and director nominations must comply with the requirements of the Company's By-Laws.

                                       A.

                              ELECTION OF DIRECTORS


         In accordance with the Company's By-Laws and Massachusetts law, the Board of Directors is divided into three approximately equal classes, with each Director serving for a term of three years. As a consequence, the term of only one class of directors expires each year, and their successors are elected for terms of three years. The Board of Directors is presently comprised of 10 members as follows:

               ClassI:

               Marshall M. Criser, Thomas E. Dailey, Arthur J. Fox, Jr., and Nancy Hawthorne were the four nominees elected as Directors at the 1994 Annual Meeting to serve until the 1997 Annual Meeting of Stockholders and until their successors are chosen and qualified.

               Class II:

               Richard J. Boushka, Jane E. Newman and Bart W. Perini were the three nominees elected as Directors at the 1995 Annual Meeting to serve until the 1998 Annual Meeting of Stockholders and until their successors are chosen and qualified.

               Class III:

               Albert A. Dorman, John J. McHale and David B. Perini are the three nominees for election as Directors at this Annual Meeting to serve until the 1999 Annual Meeting of Stockholders and until their successors are chosen and qualified.

         Unless otherwise noted thereon, proxies solicited hereby will be voted for the election of Messrs. Dorman, McHale and Perini as Directors to hold office until the 1999 Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors does not contemplate that any nominee will be unable to serve as a Director for any reason, but, if that should occur prior to the meeting, the proxy holders will select another person in his or her place and stead. Information regarding these nominees for election as Directors, as well as each Director whose term is not scheduled to expire until the 1997 and 1998 Annual Meeting of Stockholders, is set forth below.

               OWNERSHIP OF COMMON STOCK BY DIRECTORS AND OFFICERS

         The following table sets forth certain information concerning beneficial ownership as of March 1, 1996 of the Common Stock of the Company by each Director and named Executive Officer of the Company, and by all Directors and Executive Officers of the Company as a group. Also, included in the table with respect to each Director is principal occupation or employment during the past five years, age and the period served as a Director of the Company.


                                                                         Number of Shares of Common Stock
                                                                        of the Company Beneficially Owned
                                                                              On March 1, 1996(1)(2)
                                                               ----------------------------------------------------

                                                   Served        Sole Voting
         Name and Principal                         as a             and
      Occupation For The Past                     Director        Investment                                             Percentage
             Five Years                 Age        Since            Power              Shared          Aggregate          of Class
- ------------------------------------   ------    ----------    ----------------    --------------    --------------    -------------

David B. Perini(3)(6)                    58         1970             110,537(7)        265,043(8)           375,580         7.95%
  Chairman, President and
  Chief Executive Officer

John J. McHale (3)(5)                    73         1962               3,030(9)                 0             3,030           *
  Formerly Deputy Chairman,
  Montreal Baseball Club Ltd.

Richard J. Boushka(5)(6)                 61         1975               3,830(9)                 0             3,830           *
  Principal, Boushka
  Properties, a private
  investment firm

Bart W. Perini(3)                        56       1971 to            13,160(10)       205,449(11)           218,609          4.63
  President and Chief                              1976 &
  Operating Officer of                             Since
  Perini Land and                                   1979
  Development Company

Marshall M. Criser(4)(5)                 67         1985               2,830(9)           200(12)             3,030           *
  Chairman, Law Firm of
  Mahoney Adams and Criser;
  President Emeritus,
  University of Florida

Thomas E. Dailey(3)(6)                   63         1986              4,981(13)                 0             4,981           *
  Formerly Executive Vice
  President, Construction

Arthur J. Fox, Jr.(5)(6)                 72         1989              3,193(14)                 0             3,193           *
  Managing Director,
  Construction Industry
  Presidents Forum;
  Editor Emeritus,
  Engineering News-Record


                                                                         Number of Shares of Common Stock
                                                                        of the Company Beneficially Owned
                                                                              On March 1, 1996(1)(2)
                                                               ----------------------------------------------------

                                                   Served        Sole Voting
         Name and Principal                         as a             and
      Occupation For The Past                     Director        Investment                                             Percentage
             Five Years                 Age        Since            Power              Shared          Aggregate          of Class
- ------------------------------------   ------    ----------    ----------------    --------------    --------------    -------------

Jane E. Newman(3)(4)                     50         1992              2,209(15)                 0             2,209           *
  Executive Vice President,
  Exeter Trust Company, formerly President, Coastal Broadcasting Corp., formerly
  Assistant to the President of the U.S.
  (1989-1991)

Albert A. Dorman(4)(5)                   69         1993              2,132(16)                 0             2,132           *
  Founding Chairman AECOM
  Technology Corporation

Nancy Hawthorne(4)(6)                    44         1993              1,825(17)                 0             1,825           *
  Senior Vice President &
  Chief Financial Officer
  Continental Cablevision

Richard J. Rizzo                         52          -               28,778(18)                 0            28,778           *
  Executive Vice President,
  Building Construction

John H. Schwarz                          57          -               21,117(19)                 0            21,117           *
  Executive Vice President,
  Finance & Administration

Donald E. Unbekant                       64          -               35,852(20)                 0            35,852           *
  Executive Vice President,
  Civil & Environmental
  Construction

All directors and executive                                             233,474       265,243(21)           498,717        10.56%
  officers as a group (13
  persons)

- ------------------------------------
*  Less than one percent


(1) Beneficial ownership is the direct or indirect ownership of Common Stock of the Company including the right to control the vote or investment of or acquire such Common Stock (for example, through the conversion of shares of the Company's $2.125 Depositary Convertible Exchangeable Preferred Shares, exercise of options or various trust arrangements) within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934. The shares owned by each person or by the group, and the shares included in the total number of shares outstanding have been adjusted in accordance with said Rule 13d-3. The aggregate percentage owned has been determined by dividing the aggregate total of shares owned by each person, or by the group, by the number of shares of Common Stock of the Company outstanding on March 1, 1996.

(2) The table does not include an aggregate of 11,925 shares allocated to directors and named executive officers under the terms of the Perini Corporation Employee Stock Ownership Plan.

(3)      Member of the Executive Committee.

(4)      Member of the Audit Committee.

(5)      Member of the Compensation Committee.

(6)      Member of the Nominating Committee.

(7) Includes 12,942 shares in his children's names for which he has Power of Attorney giving him voting power. Includes 40,500 shares for which Mr. Perini holds options. Includes 596 shares of Common Stock resulting from the assumed conversion of 900 shares of Convertible Preferred Stock (.662) shares of Common Stock for each share of Preferred Stock).

(8) David B. Perini disclaims beneficial ownership in all but 56,499 of such 265,043 shares. Includes 205,449 shares, as to which Mr. Perini disclaims beneficial interest, held by The Perini Memorial Foundation, Inc., a Massachusetts charitable corporation ("The Perini Foundation"), of which David B. Perini is an officer and director. The wife of Mr. Perini owns 3,029 of such shares in her name, as to all of which shares Mr. Perini disclaims beneficial ownership. Includes 56,499 shares, held in a testamentary trust established under the will of Louis R. Perini Sr. David B. Perini is one of four trustees of such trust and is one of the beneficiaries of this trust. Includes 66 shares of Common Stock resulting from the assumed conversion of 100 shares of Convertible Preferred Stock (.662 shares of Common Stock for each share of Preferred Stock).

(9) Includes 1,148 shares awarded on May 19, 1994, 366 shares awarded on May 19, 1988 and 835 shares awarded on May 16, 1991 pursuant to the 1988 Perini Corporation Restricted Stock Plan for Outside Directors. Also includes 481 shares of Common Stock received in lieu of the 1996 first quarterly cash payment of the director's annual retainer due January 2, 1996. See "Directors Compensation" on page 17.

(10)     Includes 7,500 shares for which Mr. Perini holds options.

(11) Includes 205,449 shares, as to which Mr. Perini disclaims any beneficial interest, held by The Perini Foundation, of which Bart
         W.  Perini is an officer and director.

(12)     Includes 200 shares which Mr. Criser owns jointly with his wife.

(13) Includes 4,500 shares for which Mr. Dailey holds options. Also includes 481 shares of Common Stock received in lieu of the 1996 first quarterly cash payment of the director's annual retainer due January 2, 1996.

(14) Includes 1,148 shares awarded on May 19, 1994, 214 shares awarded on March 21, 1989 and 835 shares awarded on May 16, 1991 pursuant to the 1988 Perini Corporation Restricted Stock Plan for Outside Directors. Also includes 481 shares of Common Stock received in lieu of the 1996 first quarterly cash payment of the director's annual retainer due January 2, 1996. See "Directors Compensation" on page 17.

(15) Includes 1,148 shares awarded on May 19, 1994 and 580 shares awarded on September 10, 1992 pursuant to the 1988 Perini Corporation Restricted Stock Plan for Outside Directors. Also includes 481 shares of Common Stock received in lieu of the 1996 first quarterly cash payment of the director's annual retainer due January 2, 1996. See "Directors Compensation" on page 17.

(16) Includes 1,148 shares awarded on May 19, 1994, and 303 shares awarded on March 10, 1993 pursuant to the 1988 Perini Corporation Restricted Stock Plan for Outside Directors. Also includes 481 shares of Common Stock received in lieu of the 1996 first quarterly cash payment of the director's annual retainer due January 2, 1996. See "Directors Compensation" on page 17.

(17) Includes 1,148 shares awarded on May 19, 1994 and 196 shares awarded December 7, 1993 pursuant to the 1988 Perini Corporation Restricted Stock Plan for Outside Directors. Also includes 481 shares of Common Stock received in lieu of the 1996 first quarterly cash payment of the director's annual retainer due January 2, 1996. See "Directors Compensation" on page 17.

(18)     Includes 14,000 shares for which Mr. Rizzo holds options.

(19)     Includes 9,000 shares for which Mr. Schwarz holds options.

(20)     Includes 14,000 shares for which Mr. Unbekant holds options.

(21) The number of shares beneficially owned by all nominees for Director and corporate officers as a group (see Note 1 above) has been adjusted to eliminate the duplicate inclusion of 205,449 shares owned by The Perini Foundation.

         David B. Perini and Bart W. Perini are first cousins.

         The Board of Directors met eleven times during 1995. The Board of Directors has a Compensation Committee, the duties of which are summarized in "The Compensation Committee Report" on pages 9 to 11 herein. The Committee held seven meetings during 1995. The Board also has an Audit Committee, the duties of which are to oversee the audit function of the Company's independent certified public accountants, to review periodically significant financial information relating to the Company and to act as a communication link between the Board of Directors and such certified public accountants. The Audit Committee met four times during 1995. The Board of Directors has a Nominating Committee which met once during 1995. This Committee does not accept nominations from shareholders. The Board of Directors has an Executive Committee. This Committee did not meet during 1995. The members of each such committee are identified in the above table. During 1995 all of the directors of the Company attended at least 75% of the meetings of the Board of Directors and its committees of which they are members.

         Except as set forth below, none of the Directors is a director of any company which is subject to the reporting requirements of the Securities
Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.


                 Name of Director                   Director of
                 ----------------                   -----------

Richard J. Boushka .........................  Tremont Corporation
Marshall M. Criser  ........................  Barnett Banks, Inc.
                                              Bell South Corporation
                                              FPL Group, Inc.
Nancy Hawthorne ............................  New England Zenith Fund
Jane E. Newman..............................  NYNEX Telecommunications
                                              Consumers Water Company
                                              Public Service Co. of N.H.
David B. Perini  ...........................  State Street Boston Corp.

                        CERTAIN OTHER BENEFICIAL HOLDERS

         The  following   table  sets  forth  certain   information   concerning
beneficial ownership as of March 1, 1996 of the Common Stock of the Company by certain other holders of in excess of 5% of the Common Stock of the Company.

         According to the information available to the Board of Directors no person owns of record or beneficially more than 5% of the outstanding Common Stock of the Company except as set forth below and except for David B. Perini as set forth in the table relating to "Election of Directors" on pages 3 and 4.

                                                                          Number of Shares of Common Stock
                                                                         of the Company Beneficially Owned
                                                                                On March 1, 1996(1)
                                                        --------------------------------------------------------------------
                                                            Sole
                                                           Voting
                                                             and
                                                          Investing                                             Percentage
          Name                      Address                 Power            Shared           Aggregate          of Class
- ------------------------    -----------------------     -------------     -------------     -------------     --------------

Perini Corporation          73 Mt. Wayte Avenue               180,638        319,808(3)           500,446             10.59%
  Employee Stock            Framingham, MA
  Ownership Trust           01701
  ("ESOT")(2)

Quest Advisory Corp.        1414 Avenue of the             327,000(4)                 0           327,000              6.92%
                            Americas
                            New York, NY 10019

Tutor-Saliba Corp.          c/o Ronald N. Tutor            316,318(5)                 0           316,318              6.70%
                            15901 Olden Street
                            Sylmar, CA 91342

TCW Group, Inc.             865 So. Figueroa St.           284,500(6)                 0           284,500              6.02%
                            Los Angeles, CA
                            90017

- ------------------------

(1)  See footnote (1) on page 5.

(2) Robert E. Higgins, Kenneth A. Isaacs and John E. Chiaverini are Trustees of the Perini Corporation ESOT and are members of the Committee empowered to administer the Perini Corporation Employee Stock Ownership Plan ("ESOP") under the terms thereof.

(3) These shares held by the Trust have been allocated to the accounts of participants in the Perini Corporation Employee Stock Ownership Plan.

(4) Based on information contained in Schedule 13G of Quest Advisory Corp. (a New York Corporation) and Quest Management Company (a Connecticut General Partnership) dated February 15, 1996.

(5) Based on information contained in Schedule 13D of Tutor-Saliba Corporation dated March 9, 1995. In addition, a Schedule 13D was filed on March 9, 1995 by Ronald N. Tutor reporting his ownership of 5,300 shares or .1%.

(6) Based on information contained in Schedule 13G of the TCW Group, Inc. dated February 12, 1996.

                        THE COMPENSATION COMMITTEE REPORT


         The Compensation Committee of the Company consists of five Directors, none of whom is an employee or an officer of the Company. The principal powers and duties of the Compensation Committee as established by the Board of Directors are:

1. To recommend to the Board of Directors for its approval the base salary of the Chief Executive Officer ("CEO") and to review and approve the salary recommendations of the CEO with respect to other members of top management;

2. To recommend to the Board of Directors annual profit and other targets for the Company for the purpose of determining incentive compensation awards under the provisions of the Amended and Restated General Incentive Compensation Plan, for those included in the Company pool; and

3. To administer the Amended and Restated General and Construction Business Unit Incentive Compensation Plans; such administration shall include the power to (i) approve Participants' participation in the Plans, (ii) establish performance goals, (iii) determine if and when any bonuses shall be paid, (iv) pay out any bonuses, in cash or stock or a combination thereof, as the Committee shall determine from year to year, (v) construe and interpret the Plans, and establish rules and regulations and perform all other acts it believes reasonable and proper.

4. To review the Executive Compensation programs and policies and to employ outside expert assistance, if required, to analyze Company compensation practices to assure that they are consistent with corporate goals and objectives.

Compensation Policy
- -------------------

         The Compensation Committee strives to maintain corporate base salaries and the total compensation package appropriate to attract and retain highly qualified executives. This results in base salaries that generally are at the median range of those of other construction companies but allow executives to substantially exceed the median compensation levels when incentive compensation is earned. While recognizing that it may be difficult to find other companies with the same mix of business as the Company, the Committee, nevertheless, believes that a comparison with other construction companies is appropriate because the most substantial portion of the business of the Company is in the construction area. The construction companies used for comparison for compensation purposes include but are not limited to the same companies which make up the construction peer group shown in the Performance Graph set forth in this proxy statement.

         The compensation program for executive officers is composed of three elements: base salaries, annual incentive bonuses and long-term incentive stock awards. These elements of compensation are designed to provide incentives to achieve both short-term and long-term objectives and to reward exceptional performance. Salaries and annual incentive compensation bonuses result in immediate payout for performance and are largely tied to the profit and/or cash flow results of the specific business unit or group of units over which the individual has a direct influence. The value of the incentive stock awards depend upon longer term results and the appreciation of Company stock.

Executive Salary Increases in 1995
- ----------------------------------

         The last salary increase for the CEO and the majority of senior officers was as of December, 1994. There has been no increase for the CEO and the majority of senior officers since the December 1994 changes.

         Section 162 (m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Company's Chief Executive Officer and four other most highly compensated executive officers. The Compensation Committee has not established any policy regarding annual compensation to such executive officers in excess of $1,000,000. However, to date, no officer of the company has received compensation in excess of $1,000,000 for any annual period.

Compensation of the Chief Executive in 1995
- -------------------------------------------

         The base salary of the CEO remained throughout 1995 at the 1994 determined level of $412,000. The Committee noted that the CEO, because of the structure of the Incentive Compensation Plan of the Company, would not receive an incentive compensation payment for 1995. Incentive compensation awards authorized by the Committee in 1996 on account of 1995 operations will provide for other executives, based on the profitability or cash flow achievements of specific business units, to qualify for amounts of incentive compensation despite the fact that the formula used for the CEO provided for no payment.

The Incentive Compensation Plan of the Company
- ----------------------------------------------

         The Incentive Compensation Plan is an integral part of the total compensation package of the CEO, the approximately 25 executives whose salaries are reviewed by the Compensation Committee and at least 80 other employees of the Company. Eligibility and designated levels of participation are determined by the CEO subject to Compensation Committee approval. Eligibility to participate under the Plan is limited to individuals who are executives, managers and key employees of the Company and its wholly-owned subsidiaries, whose duties and responsibilities provide them the opportunity to (i) make a material and significant impact to the financial performance of the Company;
(ii) have major responsibility in the control of the corporate assets; and (iii) provide critical staff support necessary to enhance operating profitability.

         Participants can achieve incentive compensation awards ranging from zero to as much as 100% of base salary depending basically on the performance of the participant's business unit compared to targets established by the Compensation Committee and each participant's level of participation, which is reviewed by the Compensation Committee. The mechanisms of the Plan are expressed in terms of level of participation, points deriving therefrom calculated on base salary, and achievements, principally in the financial area, of goals such as net income, cash flow, and pre-tax construction profits on a unit by unit basis. The members of the executive management group, which currently includes the CEO and three other executives, earn incentive compensation solely with reference to the above goals on a total company basis.

         No sums attributed to a participant in the Incentive Compensation Plan become vested until the Compensation Committee approves the payment, usually in March of each year. At the discretion of the Committee, payment can be made in cash, stock or a combination of cash and stock.


         In 1996, the Committee has authorized the payment of $1,421,000 of Incentive Compensation payments for 1995 operations, to 54 participants, excluding participants in the real estate group. In 1992, the Committee determined to abolish the concept of accruing Incentive Compensation for Participants in excess of the maximum annual amounts which could be paid. At December 31, 1995, $1,898,000 of accrued Incentive

Compensation carryforward from years prior to 1992 remained committed but unpaid. Payment of incentive compensation awards in 1996 for 1995 operations will be paid 41% in cash and 59% in common stock (valued at the average fair market value over the five business days preceding one business day prior to payment).

         The Incentive Compensation Plan for the real estate group is based on cash flow of the unit. The real estate group has been downsized and one of its primary goals is to achieve cash flow so that debt may be serviced or extinguished. In 1996, 7 employees in the real estate group will receive $230,000 on account of 1995 operations. Of the 15 cash flow goals established for 1995 which consisted of net cash received from specified sales of assets and refinancing of debt, 10 were accomplished and 5 were not. At December 31, 1995, $37,000 of accrued incentive compensation carryforward from years prior to 1992 remained committed but unpaid. Payment of incentive compensation awards in 1996 for 1995 operations will be paid 41% in cash and 59% in common stock (valued at the average fair market value over the five business days preceding one business day prior to payment).



                               COMPENSATION COMMITTEE

                               John J. McHale, Chairman
                               Richard J. Boushka
                               Marshall M. Criser
                               Albert A. Dorman
                               Arthur J. Fox, Jr.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation
- ----------------------------------------------

         The following table shows, for the years ended December 31, 1995, 1994 and 1993, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and each of the three other most highly compensated Executive Officers of the Company whose salary and bonus exceeded $100,000 (the "Named Executive Officers") in all capacities in which they served.

                                                     SUMMARY COMPENSATION TABLE


                                                Annual Compensation                        Long-Term Compensation
                              -------------------------------------------------------  ------------------------------
                                                                                          Awards          Payouts
                                                                                       -------------  ---------------
                                                                                         Number of
                                                                                        Securities       Long-Term
                                                                                        Underlying      Performance      All Other
   Name and Principal                                         Bonus          Other        Options         Units -      Compensation
        Position               Year          Salary            (1)            (2)         Granted         Payout           (3)
- -------------------------     -------     ------------     ------------   -----------  -------------  ---------------  -------------

David B. Perini                1995           $412,000        $       -       $     -              -            $   -        $1,100
Chairman, President &          1994            400,700                -             -              -                -         1,900
Chief Executive Officer        1993            393,100                -             -              -                -         5,800

Richard J. Rizzo (4)           1995            273,000                -             -              -                -         1,100
Executive Vice                 1994            260,400          166,800             -         10,000                -         1,900
President, Building            1993                  -                -             -              -                -             -
Construction

John H. Schwarz                1995            273,000                -             -         10,000                -         1,100
Executive Vice                 1994            216,500          114,100             -              -                -         1,700
President, Finance &           1993            180,200           83,500             -              -                -         2,600
Administration and
Chief Executive Officer
of Perini Land &
Development Co.

Donald E. Unbekant (4)         1995            273,000                -             -              -                -         1,100
Executive Vice                 1994            260,400          130,200             -         10,000                -         1,900
President, Civil &             1993                  -                -             -              -                -             -
Environmental
Construction

- -------------------------

(1) Of the total bonus (or incentive compensation) reported for each of the Named Executive Officers, 59% has been paid in shares of the Company's Common Stock. The remaining amounts were paid in cash.

(2) Other annual compensation does not include a dollar amount which the Company is unable to quantify, but which is estimated at not more than the lesser of $50,000 or 10% of the compensation reported for each executive officer, resulting from executive perquisites which may be of personal benefit to such individuals.

(3) All other compensation represents estimated annual Company 401(k) and ESOP retirement contributions and, in 1995, consists of $200 of 401(k) and $900 of ESOP contributions for each of the Named Executive Officers.

(4) Messrs. Rizzo and Unbekant became Executive Officers effective January 1, 1994; therefore, no compensation data is included for 1993.

Stock Options
- -------------

         The following table contains information concerning the grant of stock options made during the year ended December 31, 1995 under the Company's 1992 Stock Option Plan to Named Executive Officers:


                                              Option Grants in the Last Fiscal Year (1)
                                                          Individual Grants
                          ----------------------------------------------------------------------------------
                                             % of Total
                                              Options                                           Grant Date
                            Options         Granted To          Exercise                         Present
                            Granted        Employees In           Price        Expiration         Value
         Name                 (2)           Fiscal Year            (3)            Date              (4)
- ----------------------    ------------   -----------------    -------------   ------------    --------------

David B. Perini                      -           -                  -                    -                 -
Richard J. Rizzo                     -           -                  -                    -                 -
John H. Schwarz                 10,000         100%              $10.44          5/17/2003           $57,800
Donald E. Unbekant                   -           -                  -                    -                 -



(1) No SARS were granted to any of the Named Executive Officers during the last fiscal year.

(2) Options granted in 1995 become exercisable in two equal annual installments on the second and third anniversary of the date of grant.

(3) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.

(4) The grant date present value was calculated using the Black-Scholes option pricing model. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the Company's stock price based on past performance. The Company's use of this model should not be construed in any way as an endorsement of its accuracy at valuing options or as a forecast of the future performance of the Company's stock price. The following assumptions were made for the purpose of calculating the Grant Date Present Value: option term is eight years, volatility at .3683, dividend yield at 0% and interest rate at 6.58%. The real value of the options in this table depends upon the actual performance of the Company's stock price during the applicable period.

Option Exercises and Holdings
- -----------------------------

         The following table sets forth information with respect to the Named Executive Officers, concerning the exercise of options during the year December 31, 1995 and unexercised options held as of December 31, 1995:



                       Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values


                              Number of
                             Securities
                             Underlying
                                Shares
                              Acquired                                                              Value of Unexercised In-the-
                                 on            Value             Number of Unexercised             Money Options at Fiscal Year-
          Name                Exercise        Realized         Options at Fiscal Year-End                      End(1)
- ------------------------    -------------    ----------    ----------------------------------   ------------------------------------
                                                            Exercisable       Unexercisable      Exercisable        Unexercisable
                                                           --------------   -----------------   --------------   -------------------


David B. Perini                    0             $ 0               40,500              12,500        $ -                $ -
Richard J. Rizzo                   0               0               14,000              12,500          -                  -
John H. Schwarz                    0               0                9,000              17,500          -                  -
Donald E. Unbekant                 0               0               14,000              12,500          -                  -

- ---------------


(1) At December 31, 1995, all options listed had exercise prices in excess of the quoted market value.

Long-Term Performance Units
- ---------------------------

         Under the Performance Unit award feature of the 1982 Long-Term Plan, key employees may be contingently awarded a number of units which will be earned if specified financial performance goals are attained. A Performance Unit will give an employee the right to receive up to a maximum of 200% of the amount of the Performance Unit (nominally valued at $100) at the end of a specified period depending on the level of achievement of the specified financial performance goals.

         No awards were made under the terms of this Plan in 1993, 1994 and 1995 and the Company has no current plans to award such performance units in the future.

Pension Plan Disclosure
- -----------------------

         The following table sets forth pension benefits payable based on an employee's remuneration ("final average earnings") and "years of service" as defined under the Company's non-contributory Retirement Plan ("the Plan") for all its full-time employees and to the extent covered remuneration is limited by the Internal Revenue Code of 1986, as amended, pension benefits payable have been augmented based on the Company's Benefit Equalization Plan:


                                                              Pension Plan Table -
                                                   Estimated Annual Pension Benefits (2) for
                                                         Years of Service Indicated (3)
                        ------------------------------------------------------------------------------------------------
Remuneration(1)              15 Years          20 Years            25 Years           30 Years            35 Years
- ------------                 --------          --------            --------           ---------           --------

        $125,000            $ 25,209          $ 33,612            $ 42,015           $ 42,015            $ 42,015
         150,000              30,834            41,112              51,390             51,390              51,390
         175,000              36,459            48,612              60,765             60,765              60,765
         200,000              42,084            56,112              70,140             70,140              70,140
         225,000              47,709            63,612              79,515             79,515              79,515
         250,000              53,334            71,112              88,890             88,890              88,890
         300,000              64,584            86,112             107,640            107,640             107,640
         400,000              87,084           116,112             145,140            145,140             145,140
         500,000             109,584           146,112             182,640            182,640             182,640

- ---------------

(1) Remuneration covered by the Plan and the Benefit Equalization Plan is limited to an employee's annual salary and for the Named Executive Officers is limited to the amounts in the Annual Salary column included in the Summary Compensation Table on page 12.

(2) The estimated annual benefits are calculated on a straight-line annuity basis and are not subject to any further deductions for social security since the Plan formula integrates the calculation of the benefits with certain adjustments for Social Security, as defined.

(3) The years of service for the Named Executive Officers are as follows: D.B. Perini (33 years), R.J. Rizzo (19 years), J.H. Schwarz (16 years) and D.E. Unbekant (12 years).

Performance Graph

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
               AMONG PERINI CORPORATION, AMEX MARKET VALUE INDEX,
              AND SELECTED CONSTRUCTION AND REAL ESTATE PEER GROUPS


[GRAPHIC OMITTED]

                              1991     1992     1993     1994     1995
                              ----     ----     ----     ----     ----

Perini             $100        146      224      148      119      105
AMEX                100        123      125      148      131      169
Construction        100        116      106      122       83       75
Real Estate         100        127      117      123      122      141

- -------------

(1) The above graph compares the performance of Perini Corporation ("Perini") with that of the American Stock Exchange Market Value Index ("AMEX") and selected Construction and Real Estate Peer Groups. Companies in the Construction Peer Group Index ("Construction") are as follows: Guy F. Atkinson Company, Banister, Inc., Granite Construction, Kasler Corporation, Morrison Knudsen Corporation and Turner Corporation. In 1995 Perini eliminated Blount Construction from its peer group listing because the Company is no longer in that line of business, and replaced it with Granite Construction. Companies in the Real Estate Peer Group Index ("Real Estate") are as follows: Newhall Land and Farming Company, AMREP Corporation, FPA Corporation, Major Realty Corporation, Christiana Companies, Rouse Company, and Mission West Properties.

(2) The comparison of total return on investment (change in year end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on January 1, 1991, in each of Perini Corporation, the American Stock Exchange Market Value Index and selected Construction and Real Estate Peer Groups, with investment weighted on the basis of market capitalization.

Directors Compensation
- ----------------------

         Outside directors of the Company are currently paid fees on a quarterly basis at an annual rate of $16,000, plus $900 per Board meeting attended, as well as $900 per Committee meeting attended by members of the Executive, Audit, Compensation and Nominating Committees. In addition, on May 19, 1994, the Outside Directors at that time, Messrs. John J. McHale, Robert M. Jenney, Marshall A. Jacobs, Richard J. Boushka, Marshall M. Criser, Arthur J. Fox, Jr., and Albert A. Dorman and Ms. Jane E. Newman and Ms. Nancy Hawthorne were granted awards under the 1988 Perini Corporation Restricted Stock Plan for Outside Directors of 1,148 common shares each, subject to certain specified investment and transfer restrictions which expire on May 18, 1997, for zero consideration. Based on a price equivalent to the average of the high and low prices prevailing on the American Stock Exchange, the market value of the grants approximated $14,000, the amount of the annual retainer in 1994, per participant on the award date.

         For 1996, the directors agreed to receive payment of their annual fee of $16,000 in shares of the Company's Common Stock in four quarterly installments. The number of shares is based on a price equivalent to the average of the high and low prices prevailing on the American Stock Exchange on the first business day of each quarter.

         In addition, the consulting agreement with Mr. Thomas E. Dailey, a former executive officer and current director, was renewed for another twelve month period commencing January 1, 1995 at a rate of $150 per hour for time spent on specified corporate matters.

Certain Transactions
- --------------------

         During 1984 the Company transferred certain income-producing real estate properties and joint venture interests to a new company, Perini Investment Properties, Inc. and distributed the common stock of that company to the Company's shareholders on a share-for-share basis. In 1992, that company changed its name to "Pacific Gateway Properties, Inc." ("PGP"), reflecting PGP's West Coast focus and minimal ongoing interdependence with the Company.

         Initially, a majority of PGP's Directors were also Directors of the Company and the two companies also had the same controlling stockholder group. Effective May 16, 1985, the Board of Directors of the Company established a Special Committee, consisting of three Directors who hold no position with PGP, to review on behalf of, and report to the Board with respect to agreements entered into by the Company and PGP. The Special Committee makes its report to the Board of Directors, and the unaffiliated directors (directors who are not Perini Corporation employees and have no affiliation with PGP) vote on whether or not to proceed with the transactions as described. Currently, the two companies have no common directors.

         The Company, through its wholly-owned subsidiary Perini Land and Development Company, and PGP are general partners in certain real estate joint ventures. The following table summarizes the names of the joint ventures, approximate percentage interest of each and designation of the managing partner.


                                                                                    Percentage Interest
                                                                            -----------------------------------
                         Name of Joint Venture                                  Company               PGP
- ------------------------------------------------------------------------    ---------------      --------------

Rincon Center Associates (a California limited partnership)                       46%(1)              23%
Southwest Villages(2) (an Arizona general partnership)                            40%                 40%
- ---------------

(1)      Designated as managing partner.

(2) During 1993, the project was sold, subject to both the Company and PGP retaining an obligation to repay $2.2 million each of the project's debt over a 7-year period.

         Other  than  Rincon  Center,  where  the two  parties  have an  ongoing relationship in a specific project (see Note 11 to Notes to Consolidated Financial Statements where PGP is the other general partner referred to in the disclosure relating to the Rincon Center joint venture for additional information on this relationship), there are no longer any material business relationships between the Company and PGP.

         As a result of Mr. Rizzo's promotion to Executive Vice President, Building Construction, effective January 1, 1994, he and his family relocated from the Phoenix, Arizona area to the Boston, Massachusetts area. In connection with his purchase of a home in the Boston area, the Company provided a second mortgage loan to Mr. Rizzo in the amount of $350,000 in February, 1994. Interest on the loan is payable upon the sale of the property in an amount equal to approximately 33% of the future increase in market value of the property.

Information Required by Rule 405
- --------------------------------

         As required by the  Securities  and  Exchange  Commissions  rules under
Section 16 of the Securities and Exchange Act of 1934, the Company notes that during 1995 one director, Bart W. Perini, filed one untimely report on one transaction in the Company's Common Stock. This transaction was subsequently reported on Form 4 ten days after the due date.

                                       B.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         Upon recommendation of the Audit Committee, the Board has appointed the firm of Arthur Andersen LLP, independent public accountants, as its auditors for the fiscal year ending December 31, 1996. Although stockholder ratification is not required, the Board has determined that it would be desirable to request an expression from the stockholders as to whether or not they concur with the foregoing appointment.

         Arthur Andersen LLP has audited the accounts of the Company and its subsidiaries since 1960. Representatives of Arthur Andersen LLP will be present at the Annual Meeting of Stockholders of the Company and will be available to respond to appropriate questions and to make a statement if they desire to do so.

         The Board recommends a vote FOR ratification of the appointment of Arthur Andersen LLP as independent auditors for the Company for the fiscal year year ending December 31, 1996.

Stockholder Proposals
- ---------------------

         The Company receives suggestions from time to time from stockholders, some as formal stockholder proposals. All are given careful attention.

         Proponents of two stockholder proposals have stated that they intend to present the following proposals at the Annual Meeting. The proposals and supporting statements are quoted below. The Board has concluded it cannot support the proposals for the reasons given.

                                       C.

                           STOCKHOLDER PROPOSAL NO. 1

         Mr. William Steiner, residing at 4 Radcliff Drive, Great Neck, New York, 11024, has advised the Company that he is the beneficial owner of 400 shares of the Company's common stock and that he intends to propose the following resolution at the Annual Meeting of the Company. The proposed resolution and supporting statement, for which the Board of Directors and the Company accept no responsibility, are as follows:

               ELIMINATE CLASSIFIED BOARD OF DIRECTORS RESOLUTION

         RESOLVED, that the stockholders of the Company request that the Board of Directors take the necessary steps, in accordance with state law, to declassify the Board of Directors so that all directors are elected annually, such declassification to be effected in a manner that does not affect the unexpired terms of directors previously elected.

                              SUPPORTING STATEMENT

         The election of directors is the primary avenue for stockholders to influence corporate governance policies and to hold management accountable for it's implementation of those policies. I believe that the classification of the Board of Directors, which results in only a portion of the Board being elected annually, is not in the best interests of the Company and it's stockholders.

         The Board of Directors of the Company is divided into three classes serving staggered three-year terms. I believe that the Company's classified Board of Directors maintains the incumbency of the current Board and therefore of current management, which in turn limits management's accountability to stockholders.

         The elimination of the Company's classified Board would require each new director to stand for election annually and allow stockholders an opportunity to register their views on the performance of the Board collectively and each director individually. I believe this is one of the best methods available to stockholders to insure that the Company will be managed in a manner that is in the best interests of the stockholders.

         I am a founding member of the Investors Rights Association of America and I believe that concerns expressed by companies with classified boards that the annual election of all directors could leave companies without experienced directors in the event that all incumbents are voted out by stockholders, are unfounded. In my view, in the unlikely event that stockholders vote to replace all directors, this decision would express stockholder dissatisfaction with the incumbent directors and reflect the need for change.

         I urge your support, vote for this resolution.

                       STATEMENT IN OPPOSITION TO PROPOSAL

         The current division of the Board into three classes, with one class elected each year for a three-year term, has been in place since 1990. The Board of Directors believes that a classified board increases the likelihood that at all times at least a majority of the directors will have experience and familiarity with the business, affairs and issues of the Company. As a result, the classified Board helps to provide continuity and stability in the composition of the Board and its policies -- permitting new directors to become familiar with the business of the Company and to benefit from the experience of the continuing directors. Furthermore, a classified Board would encourage any unsolicited bidder for control of the Company to negotiate at arm's length with management of the Company and the Board, who, in the opinion of the Board, are in a position to best represent the interests of all of the stockholders. Moreover, the directors of the Company are fully accountable to serve the stockholders' interests throughout their term of office, whether that term is three years or one year.

         The classified Board resulted from an amendment to the Massachusetts Business Corporation Law which classified all boards of directors of public companies incorporated in the Commonwealth of Massachusetts unless a company acts affirmatively to opt out under the statute. Under the statute, declassification of the Company's Board of Directors can only be effected by act of the Board of Directors or by a vote of two-thirds of each class of the Company's outstanding stock at a meeting duly called for such purpose. The Board of Directors does not believe that declassification is in the best interests of the Company's stockholders for the reasons stated above and has no present intention to act to declassify the Board. Therefore, the adoption of this proposal would not operate to declassify the Board and reinstate the annual election of all directors, but would only amount to an advisory recommendation to the Board that it initiate such action.

         The Board of Directors recommends a vote "AGAINST" this Stockholder Proposal.

                                       D.

                           STOCKHOLDER PROPOSAL NO. 2

         Mr. Glen Freedman, residing at 2 Spruce Street, Apartment 2D, Great Neck, New York, 11021, has advised the Company that he is the beneficial owner of 500 shares of the Company's common stock and that he intends to propose the following resolution at the Annual Meeting of the Company. The proposed resolution and supporting statement, for which the Board of Directors and the Company accept no responsibility, are as follows:

                          STOCK COMPENSATION RESOLUTION

         RESOLVED that the shareholders recommend that the Board of Directors take the necessary steps to ensure that from here forward all non-employee directors should receive a minimum of fifty percent of their total compensation in the form of Company stock which cannot be sold for three years.

                              SUPPORTING STATEMENT

         A significant equity ownership by outside directors is probably the best motivator for facilitating identification with shareholders.

         Traditionally, outside directors, usually selected by management, were routinely compensated with a fixed fee, regardless of corporate performance. In today's competitive global economy, outside directors must exercise a critical oversight of management's performance in furthering corporate profitability. All too often, outside directors oversight has been marked by complacency, cronyism, and inertia.

         Corporate America has too many examples of management squandering company assets on an extended series of strategic errors. Meanwhile, Boards of Directors stood by and passively allowed the ineptitude to continue, well after disaster struck. They fiddled while Rome was burning.

         When compensation is in company stock, there is a greater likelihood that outside directors will be more vigilant in protecting their own, as well as corporate, and shareholder interests.

         What is being recommended in this proposal is neither novel nor untried. A number of corporations have already established versions of such practices, namely, Scott Paper, The Travelers, and Hartford Steam Boiler.

         Robert B. Stobough, Professor of Business Administration at the Harvard Business School, did a series of studies comparing highly successful to poorly performing companies. He found that outside directors in the better performing companies had significantly larger holdings of company stock than outside directors in the mediocre performing companies.

         It can be argued that awarding stock options to outside directors accomplishes the same purpose of insuring director's allegiance to a company's profitability, as paying them exclusively in stock. However, it is our contention that stock options are rewarding on the upside, but offer no penalties on the downside, where shareholders bear the full downside risks. There are few strategies that are more likely to cement outside directors with shareholder interests and company profitability than one which results in their sharing the same bottom line.

                       STATEMENT IN OPPOSITION TO PROPOSAL

         Mr. Freedman seeks to require the Company to pay at least 50% of the outside directors' compensation in common stock of the Company. The Company agrees with Mr. Freedman's belief that ownership of Company stock provides an incentive for outside directors to promote the success of the Company. However, the Company also believes that the specific implementation of that philosophy should remain the perogative of management working in conjunction with the Board of Directors. For a number of years, the Company has compensated outside directors partly in cash and partly in stock. Under the Company's 1988 Restricted Stock Plan for Outside Directors, adopted by stockholders on May 18, 1988, every third year each outside director receives common stock equal in value to the director's then current annual cash retainer. This stock may not be sold, assigned, transferred, pledged or otherwise encumbered for a period of three years. Thus, each director currently receives 25% of his or her compensation over a three-year period in common stock, excluding per meeting attendance fees.

         In formulating its compensation policies, the Company utilizes the services of outside compensation specialists which it believes are capable. The Company believes that Mr. Freedman's proposal is an attempt by a stockholder to micro-manage the Company's compensation policies, which would restrict the Company's flexibility in addressing compensation issues and is a precedent not in the best interests of the stockholders.

         The Board of Directors recommends a vote "AGAINST" this Stockholder Proposal.

                                       E.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters which are likely to be brought before the meeting. However, if any other matters, of which the Board of Directors is not aware, are presented to the meeting for action, it is the intention of the persons named in the accompanying form of proxy to vote said proxy in accordance with their judgement on such matters.

         The  Company  will  bear  the  cost of  solicitation  of  proxies.  The
solicitation   of  proxies  by  mail  may  be  followed  by  telephone  or  oral solicitation of certain stockholders and brokers.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.



                                By order of the Board of Directors
                                Richard E. Burnham
                                Secretary

Framingham, Massachusetts
April 10, 1996



     |X|
               PLEASE MARK VOTES AS IN THIS
               EXAMPLE
                                                                       The Board of Directors recommends a vote
                                                                       "FOR" proposal A and proposal B.

A)  The election of three         For        Withhold       For All    B)  To ratify the              For      Against   Abstain
      (3) Class III Directors                               Except           appointment of Arthur
      as described in the         |_|           |_|           |_|            Andersen LLP as          |_|        |_|       |_|
      proxy statement of                                                     auditors for the fiscal
      the Board of Directors                                                 year ending
      to serve until the                                                     December 31, 1996.
      1999 Annual Meeting.


Albert A. Dorman, John J. McHale and David B. Perini                   The Board of Directors recommends a vote
                                                                       "AGAINST" proposal C and proposal D.

If you do not wish your shares voted "For" a particular nominee, mark  C)  To consider and act        For      Against    Abstain
the "For All Except" box and strike a line through the nominee(s)            upon shareholder
name.  Your shares will be voted "For" the remaining nominees.               proposal No. 1           |_|        |_|        |_|
                                                                             concerning
                                                                             declassification of the
                                                                             Board of Directors.

RECORD DATE SHARES:                                                    D)  To consider and act        For      Against    Abstain
                                                                             upon stockholder
                                                                             proposal No. 2           |_|        |_|        |_|
                                                                             concerning Directors'
                                                                             compensation.


Please be sure to sign and date this        DATE ____________          Mark box at right if comments or address changes     |_|
Proxy.                                                                 have been noted on the reverse side of this card.



- -------------------------    ----------------------------
Stockholder sign here                  Co-owner sign here
DETACH CARD


                               PERINI CORPORATION

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage-paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 16, 1996.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Perini Corporation

COMMON                                                                   COMMON

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                          OF PERINI CORPORATION FOR THE
                  ANNUAL MEETING OF STOCKHOLDERS - MAY 16, 1996


         The undersigned hereby appoints David B. Perini, John H. Schwarz and Richard E. Burnham and any of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of Perini Corporation held by them, on behalf of the undersigned at the annual meeting of stockholders to be held at State Street Bank and Trust Company, the Enterprise Room, 5th Floor, 225 Franklin Street, Boston, Massachusetts, on Thursday, May 16, 1996 at 10:00 a.m. or any adjournment thereof.

         UNLESS OTHERWISE SPECIFIED, THE UNDERSIGNED VOTE WILL BE CAST "FOR" PROPOSAL A, THE ELECTION OF DIRECTORS AS SET FORTH HEREIN, "FOR" PROPOSAL B, TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996, "AGAINST" PROPOSAL C, TO CONSIDER AND ACT UPON STOCKHOLDER PROPOSAL NO. 1 CONCERNING DECLASSIFICATION OF THE BOARD OF DIRECTORS, AND "AGAINST" PROPOSAL D, TO CONSIDER AND ACT UPON STOCKHOLDER PROPOSAL NO. 2 CONCERNING DIRECTORS' COMPENSATION. THE PROXIES ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THIS MEETING.


PLEASE  VOTE,  DATE,  AND SIGN ON OTHER SIDE AND  RETURN  PROMPTLY  IN  ENCLOSED
ENVELOPE

Please sign exactly as your name appears on this card. If stock is held in the name of more than one person, all holders should sign. Persons signing in a fiduciary capacity should include their title as such.


HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?

- --------------------------------  ----------------------------------------


- --------------------------------  ----------------------------------------



     |X|
               PLEASE MARK VOTES AS IN THIS
               EXAMPLE
                                                                       The Board of Directors Recommends a vote
                                                                       "FOR" proposal A and proposal B.

A)  The election of three         For        Withhold       For All    B)  To ratify the              For      Against    Abstain
      (3) Class III Directors                               Except           appointment of Arthur
      as described in the         |_|           |_|           |_|            Andersen LLP as          |_|        |_|        |_|
      proxy statement of                                                     auditors for the fiscal
      the Board of Directors                                                 year ending
      to serve until the                                                     December 31, 1996.
      1999 Annual Meeting.

Albert A. Dorman, John J. McHale and David B. Perini                   The Board of Directors recommends a vote
                                                                       "AGAINST" proposal C and proposal D.


If you do not wish your shares voted "For" a particular nominee, mark  C)  To consider and act        For      Against    Abstain
the "For All Except" box and strike a line through the nominee(s)            upon shareholder
name.  Your shares will be voted "For" the remaining nominees.               proposal No. 1           |_|        |_|        |_|
                                                                             concerning
                                                                             declassification of the
                                                                             Board of Directors.

RECORD DATE SHARES:                                                    D)  To consider and act        For      Against    Abstain
                                                                             upon stockholder
                                                                             proposal No. 2           |_|        |_|        |_|
                                                                             concerning Directors'
                                                                             compensation.

                                                                                                                                |-|

Please be sure to sign and date this        DATE ____________          Mark box at right if comments or address changes
Proxy.                                                                 have been noted on the reverse side of this card.



- -------------------------    ----------------------------
Stockholder sign here                  Co-owner sign here
DETACH CARD

                               PERINI CORPORATION

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage-paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 16, 1996.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Perini Corporation

ESOP                                                                       ESOP

                         PROXY SOLICITED BY THE TRUSTEES
            OF THE PERINI CORPORATION EMPLOYEE STOCK OWNERSHIP TRUST
              FOR THE ANNUAL MEETING OF STOCKHOLDERS - MAY 16, 1996


         The undersigned hereby appoints John E. Chiaverini, Robert E. Higgins and Kenneth A. Isaacs, the Trustees of the Perini Corporation Employee Stock Ownership Trust, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of Perini Corporation held by them, on behalf of the undersigned at the annual meeting of stockholders to be held at State Street Bank and Trust Company, the Enterprise Room, 5th Floor, 225 Franklin Street,
Boston, Massachusetts, on Thursday, May 16, 1996 at 10:00 a.m. or any adjournment thereof.

         UNLESS OTHERWISE SPECIFIED, THE UNDERSIGNED VOTE WILL BE CAST "FOR" PROPOSAL A, THE ELECTION OF DIRECTORS AS SET FORTH HEREIN, "FOR" PROPOSAL B, TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996, "AGAINST" PROPOSAL C, TO CONSIDER AND ACT UPON STOCKHOLDER PROPOSAL NO. 1 CONCERNING DECLASSIFICATION OF THE BOARD OF DIRECTORS, AND "AGAINST" PROPOSAL D, TO CONSIDER AND ACT UPON STOCKHOLDER PROPOSAL NO. 2 CONCERNING DIRECTORS' COMPENSATION. THE PROXIES ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THIS MEETING.


PLEASE  VOTE,  DATE,  AND SIGN ON OTHER SIDE AND  RETURN  PROMPTLY  IN  ENCLOSED
ENVELOPE

Please sign exactly as your name appears on this card. If stock is held in the name of more than one person, all holders should sign. Persons signing in a fiduciary capacity should include their title as such.


HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?

- -----------------------------------  ---------------------------------------


- -----------------------------------  ---------------------------------------